EXHIBIT 10.131

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ACCENTIA BIOPHARMACEUTICALS, INC. AND BIOVEST INTERNATIONAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

W-	Warrant to Purchase up to 10,000,000
Shares of Common Stock of
Biovest International, Inc.

WARRANT

Issue Date: October 31, 2006

ACCENTIA BIOPHARMACEUTICALS, INC., a corporation organized under the laws of the State of Florida (the “Company”), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business October 30, 2012 (the “Expiration Date”), up to 10,000,000 of fully paid and nonassessable shares of common stock, $0.01 par value per share, of Biovest International, Inc. (“Biovest”) which are, on the date hereof, issued and outstanding and owned of record and beneficially by the Company at the Exercise Price per share (as defined below) (the “Warrant Shares”). The number and character of the Warrant Shares and the Exercise Price per share under this Warrant are subject to adjustment as provided herein.

The Holder agrees to duly execute and deliver the Investment Representation Statement attached hereto as Exhibit C (the “Investment Representation Statement”) to the Company on or before the date hereof and acknowledges that the Company is issuing this Warrant in reliance on the representations set forth in the Investment Representation Statement.

As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term “Common Stock” means (i) Biovest’s Common Stock, par value $0.01 per share; and (ii) any other securities into which or for which any of the securities described in the preceding clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(b) The term “Company” shall mean Accentia Biopharmaceuticals, Inc.

(c) The “Exercise Price” applicable under this Warrant shall be $0.01 per share.

1. Exercise of Warrant.

1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the “Exercise Notice”), Warrant Shares, subject to adjustment pursuant to Section 4.

1.2. Company Acknowledgment. The Company will, at the time of the exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

2. Procedure for Exercise.

2.1. Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the Warrant Shares purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment shall have been made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable Warrant Shares. Notwithstanding anything to the contrary set forth herein or in any other agreement, in connection with any exercise by the Holder under this Warrant, the Holder may deliver to the transfer agent of the Common Stock shares of common stock of Biovest issued in the name of the Company and pledged by the Company to the Holder as collateral in exchange for Warrant Shares, and the transfer agent shall be permitted to issue to Holder such Warrant Shares set forth in the exercise notice without requiring further approval from the Company or Biovest. Any shares not so exchanged for Warrant Shares shall be returned to Holder to retain as collateral (together with a new duly executed undated stock power executed in blank).

2.2. Exercise.

(a) Payment shall be made in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable Warrant Shares determined as provided herein.

3. Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1. Reorganization, Consolidation, Merger, Dissolution, Stock Split, Dividend or Other Distribution, Etc. In case at any time or from time to time, Biovest shall (a) effect a reorganization, (b) consolidate with or merge into any other person, (c) effect a stock split, dividend or other distribution or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of Biovest, then, in each such case, Holder shall upon Exercise of this Warrant be entitled to purchase the resulting security or property received by the Company in exchange or as a result of the Warrant Shares.

3.2. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) of Biovest referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the other securities and property receivable on or as a result of the Warrant Shares after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be.

4. Reservation of Warrant Shares Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, Warrant Shares from time to time issuable on the exercise of this Warrant.

5. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”) in whole or in part. On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor’s counsel (at the Company’s expense) that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

6. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

7. Registration Rights. The Holder has been granted certain piggy-back registration rights by the Company and Biovest. These registration rights are set forth in a Consent entered into by the Company, Biovest, certain other parties and Holder dated as of the date hereof, as the same may be amended, modified and/or supplemented from time to time.

8. Maximum Exercise. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrant or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 4.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 4.99% of the then outstanding shares of Common Stock). As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of the proviso to the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The limitations set forth herein (x) may be waived by the Holder upon provision of no less than sixty one (61) days prior notice to the Company and (y) shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default (as defined in the Note referred to in the Note and Warrant Purchase Agreement dated as of the date hereof among the Holder and the Company (as amended, modified, restated and/or supplemented from time to time, the “Purchase Agreement”)).

9. Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the Holder as the absolute owner of the Warrant and treat the Company as the absolute owner of the Warrant Shares for all purposes, notwithstanding any notice to the contrary.

10. Notices, Etc. All notices and other communications from the Company to the Holder and from the Holder to the Company shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last Holder who has so furnished an address to the Company.

11. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT THE HOLDER MAY CHOOSE TO WAIVE THIS PROVISION AND BRING AN ACTION OUTSIDE THE STATE OF NEW YORK. The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

ACCENTIA BIOPHARMACEUTICALS, INC.

WITNESS:
	By:	/s/ Francis E. O’Donnell, Jr.
	Name:	Francis E. O’Donnell, Jr.
/s/Steven Arikian	Title:	CEO

Exhibit A

FORM OF SUBSCRIPTION

(To Be Signed Only On Exercise Of Warrant)

TO:	Accentia Biopharmaceuticals, Inc.

Attention:      Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase (check applicable box):

                                              Warrant Shares

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $            . Such payment takes the form of:

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to                                  whose address is                                                      .

The undersigned represents and warrants that it is an “Accredited Investor,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of Holder as specified on the face of the Warrant)

Address:

A-1

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT

(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the number of Warrant Shares opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of the Company with full power of substitution in the premises.

Transferees	Address	Warrant to purchase The Number of Warrant Shares set forth below

Dated:
(Signature must conform to name of Holder as specified on the face of the Warrant)

Address:

SIGNED IN THE PRESENCE OF:

(Name)
ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)

B-1

Exhibit C to Warrant

INVESTMENT REPRESENTATION STATEMENT

Shares of Common Stock of

BIOVEST INTERNATIONAL, INC.

In connection with the purchase through the exercise of a warrant of the above-listed shares of Common Stock (the “Securities”), the undersigned hereby represents to Accentia Biopharmaceuticals, Inc. (the “Company”) as follows:

The Securities will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same in violation of the Securities Act of 1933, as amended (the “Act”).

The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Act, and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and/or Regulation D - Rule 506 thereunder and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

The undersigned understands that the Securities have not been registered under the Securities Act or applicable state securities laws, and may be offered and sold under an exemption from registration provided by such laws and the rules and regulations thereunder. The undersigned agrees that in no event will it make a disposition of the Securities unless and until the Securities are registered under the Act or sold pursuant to Rule 144, or it shall have furnished the Company and the Issuer with an opinion of counsel satisfactory to the Company and the Issuer and their respective counsel to the effect that registration of the Securities is not required to effect such disposition.

No representations or promises have been made concerning the marketability or value of the Securities.

The representations and warranties made by the undersigned herein are made by the undersigned with the intent that they be relied upon by the Company in determining the compliance of issuance of the shares with exemptions from federal or state securities laws.

The following information is needed to determine whether issuance of the Securities by the Company is legally permitted.

The undersigned understands that this questionnaire is to enable the Company to discharge its responsibilities under federal and state securities laws and that the Company will

B-1

rely on the information contained herein. Accordingly, the undersigned represents and warrants to the Company that:

(a) the information contained herein is complete and accurate and may be relied on by the Company; and

(b) the undersigned is an “Accredited Investor” within the meaning of Rule 501 of Regulation D of the Act, as presently in effect, because the undersigned is a corporation or partnership, not formed for the specific purpose of acquiring the securities, with total assets in excess of $5,000,000, or is entity in which all of the equity owners are accredited investors.

Dated:
(Typed or Printed Name)

By:
(Signature)

(Title)

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